UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported):   June 5, 2009


                                    Syms Corp
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


      New Jersey                 001-8546                   22-2465228
-----------------------   ----------------------    ----------------------------
    (State or other             (Commission              (I.R.S. Employer
     jurisdiction of             File Number)            Identification No.)
     incorporation)


     Syms Way, Secaucus, New Jersey                           07094
-----------------------------------------------      ---------------------------
   (Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code
                                 (201) 902-9600


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Definitive Material Agreement

On June 5, 2009, Syms Corp. ("Syms") entered into a Loan and Security Agreement (the "Credit Agreement") with Israel Discount Bank of New York (the "Lender"). Pursuant to the Credit Agreement, Syms has obtained a $40,000,000 revolving credit facility (the "Credit Facility") from the Lender. The full amount of the Credit Facility is available for loans and there is a $2,000,000 sublimit for standby and documentary letters of credit. The Credit Facility is secured by all personal property of Syms and requires a negative pledge on the real estate of Syms. Availability under the Credit Facility is based on a borrowing base consisting of certain inventory, credit card receivables and cash collateral. The Credit Facility will be available until December 4, 2010, subject to (i) automatic renewal for successive periods of one year and (ii) earlier termination if the Lender determines that the results of any field examination, appraisal, business evaluation or other business or legal due diligence review of Syms and its subsidiaries are not satisfactory to the Lender.

Loans outstanding up to $16,000,000 ("Tranche B Loans") will bear interest at a rate per annum equal to, at Syms' option, (i) the Lender's Prime Rate or (ii) the sum of LIBOR (for interest periods of 2 or 3 months) plus 2.0%, provided, that, in no event shall the interest rate per annum for all Tranche B Loans be less than 3.25%. Loans outstanding in excess of $16,000,000 ("Tranche A Loans") will bear interest at a rate per annum equal to, at Syms' option, (i) the sum of Lender's Prime Rate plus 2.0%, or the sum of LIBOR (for interest periods of 2 or 3 months) plus 4.0%, provided, that, in no event shall the interest rate per annum for all Tranche A Loans be less than 4.25%. Interest rates increase by 2.0% upon the occurrence of an event of default under the Credit Facility.

Syms is also required to pay certain fees to the Lender under the Credit Facility, including a standby letter of credit fee of 4.0% per annum on the average daily undrawn stated amount of each standby letter of credit and a documentary letter of credit fee equal to 0.25% of the full face amount of each documentary letter of credit, but not less than $150.

The  Credit  Agreement  contains   representations  and  warranties,   financial
reporting requirements, affirmative and negative covenants and events of default customary for a credit facility of this size, type, and purpose.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            SYMS CORP

                                            By: /s/ Philip A. Piscopo
                                                --------------------------------
                                               Name: Philip A. Piscopo
                                               Title:    Vice President and
                                                         Chief Financial Officer

Dated: June 11, 2009